               Section 240.14a-101  Schedule 14A.
          Information required in proxy statement.
                 Schedule 14A Information
   Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934
                        (Amendment No.  )
Filed by the Registrant [ ]
Filed by a party other than the Registrant [X]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12

      COLUMBUS MCKINNON CORPORATION
 .................................................................
     (Name of Registrant as Specified In Its Charter)

      THE COLUMBUS MCKINNON SHAREHOLDRS COMMITTEE
 .................................................................
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11

     (1) Title of each class of securities to which transaction applies:


     ............................................................

     (2) Aggregate number of securities to which transaction applies:


     .......................................................

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


     .......................................................

     (4) Proposed maximum aggregate value of transaction:


     .......................................................

     (5)  Total fee paid:


     .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid:


          .......................................................

          (2) Form, Schedule or Registration Statement No.:


          .......................................................

          (3) Filing Party:


          .......................................................

          (4) Date Filed:


          .......................................................

                    [LETTERHEAD OF MACKENZIE PARTNERS, INC.]


NEWS RELEASE

CONTACT:
Stan Kay
MacKenzie Partners, Inc.
212/929-5940

FOR IMMEDIATE RELEASE:

                  COLUMBUS MCKINNON AND SHAREHOLDERS COMMITTEE
                         DISCONTINUE PENDING LITIGATION

NEW YORK, NEW YORK, August 5, 1999 -- The Columbus McKinnon Shareholders Committee anounced today that Columbus today that Columbus McKinnon Corporation (NASDAQ: CMCO) and the Committee mutually agreed to discontinue without prejudice and without costs the pending litigation between them. The parties both agreed that the proxy contest should be determined by a vote of the shareholders at the upcoming annual meeting on August 16, 1999.

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